Exhibit 99.6

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                         1ST QTR       2ND QTR        3RD QTR        4TH QTR      TOTAL YEAR
                                                             --------      --------      ----------      --------      --------
     EARNINGS CONTRIBUTION
       BY SUBSIDIARY ($ MILLIONS)

1        Arizona Public Service                              $     33      $     70      $      130      $     34      $    267
2        Pinnacle West Energy                                      --            --              --            --            --
3        APS Energy Services                                       (2)           (2)             (2)           (3)           (9)
4        SunCor                                                     1             3              --             2             6
5        El Dorado                                                 --            --              --            11            11
6        Parent Company                                            (1)           (2)             (2)           --            (5)
                                                             --------      --------      ----------      --------      --------

7            Income From Continuing Operations                     31            69             126            44           270

8a       Income Tax Benefit From Discontinued Operations           --            --              38            --            38
8b       Extraordinary Charge - Net of Income Tax                  --            --            (140)           --          (140)
                                                             --------      --------      ----------      --------      --------

9            Net Income                                      $     31      $     69      $       24      $     44      $    168
                                                             ========      ========      ==========      ========      ========

     EARNINGS PER SHARE
       BY SUBSIDIARY - DILUTED

10       Arizona Public Service                              $   0.38      $   0.82      $     1.52      $   0.42      $   3.14
11       Pinnacle West Energy                                      --            --              --            --            --
12       APS Energy Services                                    (0.02)        (0.02)          (0.02)        (0.05)        (0.11)
13       SunCor                                                  0.01          0.03           (0.01)         0.03          0.07
14       El Dorado                                                 --            --              --          0.13          0.14
15       Parent Company                                         (0.01)        (0.02)          (0.01)           --         (0.07)
                                                             --------      --------      ----------      --------      --------

16           Income From Continuing Operations                   0.36          0.81            1.48          0.53          3.17

17a      Income Tax Benefit From Discontinued Operations           --            --            0.45            --          0.45
17b      Extraordinary Charge - Net of Income Tax                  --            --           (1.65)           --         (1.65)
                                                             --------      --------      ----------      --------      --------

18           Net Income                                      $   0.36      $   0.81      $     0.28      $   0.53      $   1.97
                                                             ========      ========      ==========      ========      ========

19   BOOK VALUE PER SHARE                                    $  25.49      $  25.58      $    25.84      $  26.00      $  26.00

     COMMON SHARES OUTSTANDING -
       DILUTED (THOUSANDS)
20       Average                                               85,176        85,093          84,989        84,894        85,009
21       End of Period                                         84,645        84,771          84,735        84,750        84,750

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                               1ST QTR       2ND QTR       3RD QTR       4TH QTR      TOTAL YEAR
----                                                               -------       -------       -------       -------      ----------
     ELECTRIC OPERATING REVENUES
       (DOLLARS IN MILLIONS)
     Retail
22       Residential                                               $    157      $    189      $    295      $    164      $    805
23       Business                                                       190           237           269           216           912
                                                                   --------      --------      --------      --------      --------
24           Total retail                                               347           426           564           380         1,717
                                                                   --------      --------      --------      --------      --------
     Wholesale revenue on delivered electricity
25       Traditional contracts                                           11            16            21            13            61
26       Retail load hedge management                                    --            --           108            --           108
         Marketing and trading -- delivered
27           Generation sales other than native load                      7             6             6            11            30
28           Realized margins on electricity trading                      4            (2)            5             3            10
29           Other delivered electricity (a)                             17            22            45            27           111
                                                                   --------      --------      --------      --------      --------
30           Total delivered marketing and trading                       28            26            56            41           151
                                                                   --------      --------      --------      --------      --------
31       Total delivered wholesale electricity                           39            42           185            53           320
                                                                   --------      --------      --------      --------      --------
     Other marketing and trading
32       Realized margins on delivered commodities
            other than electricity (a)                                   (1)           --            (2)            5             2
33       Prior period mark-to-market (gains) losses on
            contracts delivered during current period (a)                --            --            --            --            --
34       Change in mark-to-market for future-period deliveries           --             6            (1)           (4)            1
                                                                   --------      --------      --------      --------      --------
35       Total other marketing and trading                               (1)            6            (3)            1             3
                                                                   --------      --------      --------      --------      --------
36   Transmission for others                                              3             3             3             3            11
37   Other miscellaneous services                                         3             4             6             5            18
                                                                   --------      --------      --------      --------      --------
38           Total electric operating revenues                     $    391      $    481      $    755      $    442      $  2,069
                                                                   ========      ========      ========      ========      ========

     ELECTRIC SALES (GWH)

     Retail sales
39       Residential                                                  1,796         1,939         3,160         1,880         8,775
40       Business                                                     2,665         3,239         3,464         2,932        12,300
                                                                   --------      --------      --------      --------      --------
41           Total retail                                             4,461         5,178         6,624         4,812        21,075
                                                                   --------      --------      --------      --------      --------
     Wholesale electricity delivered
42       Traditional contracts                                          309           351           441           321         1,422
43       Retail load hedge management                                    --            --           631            --           631
         Marketing and trading -- delivered
44           Generation sales other than native load                    348           254           171           494         1,267
45           Electricity trading                                      1,286         1,198         2,165         1,029         5,678
46           Other delivered electricity                                902         1,192         2,937         1,664         6,695
                                                                   --------      --------      --------      --------      --------
47           Total delivered marketing and trading                    2,536         2,644         5,273         3,187        13,640
                                                                   --------      --------      --------      --------      --------
48       Total delivered wholesale electricity                        2,845         2,995         6,345         3,508        15,693
                                                                   --------      --------      --------      --------      --------
49           Total electric sales                                     7,306         8,173        12,969         8,320        36,768
                                                                   ========      ========      ========      ========      ========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 29 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $0 million was transferred to "realized" for the total year 1999. Lines 29 and 32 include amounts totaling $0 million of realized revenues for the year 1999.

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                                 1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR
----                                                                 -------     -------     -------     -------    ----------
     MARKETING AND TRADING SEGMENT
       PRETAX GROSS MARGIN ANALYSIS
       (DOLLARS IN MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
         Realized margin on delivered commodities
             Electricity
50               Generation sales other than native load               $  2        $  1        $  2        $  2        $  7
51               Other electricity marketing and trading (a)              6          (2)          3          --           7
                                                                       ----        ----        ----        ----        ----
52               Total electricity                                        8          (1)          5           2          14
53           Other commodities (a)                                       (1)         --          (2)          6           3
                                                                       ----        ----        ----        ----        ----
54           Total realized margin                                        7          (1)          3           8          17
                                                                       ----        ----        ----        ----        ----
         Prior-period mark-to-market (gains) losses on contracts
            delivered during current period (a)
55           Electricity                                                 --          --          --          --          --
56           Other commodities                                           --          --          --          --          --
57           Charge related to trading activities with Enron
                and its affiliates                                       --          --          --          --          --
                                                                       ----        ----        ----        ----        ----
58           Subtotal                                                    --          --          --          --          --
                                                                       ----        ----        ----        ----        ----
59       Total current period effects                                     7          (1)          3           8          17
                                                                       ----        ----        ----        ----        ----
     Change in mark-to-market gains (losses) for
        future period deliveries
61       Electricity                                                     (1)          4          (1)         --           2
62       Other commodities                                                1           2          --          (4)         (1)
                                                                       ----        ----        ----        ----        ----
63       Total future period effects                                     --           6          (1)         (4)          1
                                                                       ----        ----        ----        ----        ----
64   Total gross margin                                                $  7        $  5        $  2        $  4        $ 18
                                                                       ====        ====        ====        ====        ====

----------
(a) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                   1ST QTR      2ND QTR     3RD QTR      4TH QTR    TOTAL YEAR
----                                                   -------      -------     -------      -------    ----------
     MARKETING AND TRADING SEGMENT
       PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
       (DOLLARS IN MILLIONS)

     BY COMMODITY SOLD OR TRADED

65   Electricity                                         $  7          $  3         $  4          $  2         $ 16
66   Natural gas                                           (1)           --           --             1           --
67   Coal                                                  --            --           --            --           --
68   Emission allowances                                    1             2           (2)            1            2
69   Other                                                 --            --           --            --           --
                                                         ----          ----         ----          ----         ----
70       Total gross margin                              $  7          $  5         $  2          $  4         $ 18
                                                         ====          ====         ====          ====         ====

     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
71       Generation sales other than native load         $ --          $ --         $ --          $ --         $ --
72       Other marketing and trading                       --            --           --            --           --
     APS
73       Generation sales other than native load            2             1            2             2            7
74       Other marketing and trading                        5             4           --             2           11
     Pinnacle West Energy
75       Generation sales other than native load           --            --           --            --           --
76       Other marketing and trading                       --            --           --            --           --
     APS ES
77       Other marketing and trading                       --            --           --            --           --
                                                         ----          ----         ----          ----         ----
78   Total gross margin before income taxes              $  7          $  5         $  2          $  4         $ 18
                                                         ====          ====         ====          ====         ====

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                          1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
----                                          -------       -------       -------       -------     ----------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
79       Residential                          717,540       713,259       717,204       731,092       719,774
80       Business                              89,046        89,949        91,076        91,914        90,496
                                              -------       -------       -------       -------       -------
81           Total                            806,586       803,208       808,280       823,006       810,270
82   Wholesale customers                           67            67            71            73            70
                                              -------       -------       -------       -------       -------
83           Total customers                  806,653       803,275       808,351       823,079       810,340
                                              =======       =======       =======       =======       =======

84   Customer Growth (% over prior year)          4.2%          4.3%          4.2%          4.0%          4.2%

     RETAIL SALES (GWH) -
       WEATHER NORMALIZED

85   Residential                                1,859         1,952         3,124         1,916         8,851
86   Business                                   2,669         3,264         3,448         2,886        12,267
                                              -------       -------       -------       -------       -------
87           Total                              4,528         5,216         6,572         4,802        21,118
                                              =======       =======       =======       =======       =======

     RETAIL USAGE
       (KWH/AVERAGE CUSTOMER)

88   Residential                                2,503         2,719         4,406         2,571        12,191
89   Business                                  29,928        36,009        38,034        31,899       135,918

     RETAIL USAGE -
       WEATHER NORMALIZED
       (KWH/AVERAGE CUSTOMER)

90   Residential                                2,591         2,737         4,356         2,621        12,297
91   Business                                  29,973        36,287        37,858        31,399       135,553

     ELECTRICITY DEMAND (MW)

92   System peak demand                         3,343         4,885         4,935         3,881         4,935

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                          1ST QTR      2ND QTR      3RD QTR      4TH QTR    TOTAL YEAR
----                                                          -------      -------      -------      -------    ----------
     ENERGY SOURCES (GWH)

     Generation production
93       Nuclear                                               2,295        2,080        2,397        2,077        8,849
94       Coal                                                  2,677        2,764        3,230        3,204       11,875
95       Gas, oil and other                                      241          477          557          484        1,759
                                                              ------       ------       ------       ------       ------
96           Total                                             5,213        5,321        6,184        5,765       22,483
                                                              ------       ------       ------       ------       ------
     Purchased power
97       Firm load                                               170          753        1,470           87        2,480
98       Marketing and trading                                 2,189        2,390        5,734        2,693       13,006
                                                              ------       ------       ------       ------       ------
99           Total                                             2,359        3,143        7,204        2,780       15,486
                                                              ------       ------       ------       ------       ------
100          Total energy sources                              7,572        8,464       13,388        8,545       37,969
                                                              ======       ======       ======       ======       ======

     POWER PLANT PERFORMANCE

     Capacity Factors
101      Nuclear                                                  98%          88%         100%          87%          93%
102      Coal                                                     72%          74%          85%          85%          79%
103      Gas, oil and other                                        9%          18%          21%          18%          17%
104      System average                                           61%          61%          71%          66%          65%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
105      Nuclear                                                  36          135            3          152           82
106      Coal                                                    337          368          177          172          264
107      Gas                                                      --           --           --           --           --
108          Total                                               373          503          180          324          345

109  Generation Fuel Cost ($/MWh)                             $10.00       $10.96       $11.02       $11.33       $10.85

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                    1ST QTR      2ND QTR      3RD QTR      4TH QTR     TOTAL YEAR
----                                                    -------      -------      -------      -------     ----------

     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
         On-Peak
110          Palo Verde                                  $21.57       $29.02       $38.46       $33.31       $30.59
111          SP15                                        $21.26       $27.17       $35.01       $33.84       $29.32
         Off-Peak
112          Palo Verde                                  $13.94       $15.33       $20.73       $22.26       $18.07
113          SP15                                        $13.68       $14.47       $20.60       $25.06       $18.45


     WEATHER INDICATORS

     Actual
114      Cooling degree-days                                 71        1,312        2,353          589        4,325
115      Heating degree-days                                459          112           --          359          930
116      Average humidity                                    34%          27%          40%          28%          32%
     10-Year Averages
117      Cooling degree-days                                 71        1,458        2,454          398        4,381
118      Heating degree-days                                556           35           --          435        1,026
119      Average humidity                                    45%          25%          34%          40%          36%

     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b)
120      Single-family                                    8,873        9,299        8,223        6,855       33,250
121      Multi-family                                     2,337        2,396        1,861        3,011        9,605
                                                         ------       ------       ------       ------       ------
122          Total                                       11,210       11,695       10,084        9,866       42,855
                                                         ======       ======       ======       ======       ======

     Arizona Job Growth (c)
123      Payroll job growth (% over prior year)             3.9%         4.4%         4.6%         4.2%         4.3%
124      Unemployment rate (%, seasonally adjusted)         4.4%         4.4%         4.3%         4.3%         4.4%

----------
Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms